Exhibit 99.3

Computershare Trust Company, N.A.
P.O. Box 43011
Providence Rhode Island 02940-3011
www.computershare.com/investor

TIME IS CRITICAL.

PLEASE COMPLETE AND RETURN PROMPTLY IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS. ELECTION FORM AND LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES OF COMMON SHARES, WITHOUT PAR VALUE, OF

TRI-STATE 1ST BANC, INC. (“TSOH”)

This Election Form and Letter of Transmittal is sent to you in connection with the proposed merger (the “Merger”) of TSOH with and into FNMB Merger Subsidiary, LLC (“Merger Sub”), a wholly-owned subsidiary of Farmers National Banc Corp. (“Farmers”), pursuant to the Agreement and Plan of Merger, dated as of June 23, 2015 (the “Merger Agreement”), by and among TSOH, Merger Sub and Farmers. This Election Form and Letter of Transmittal may be used to make an election only with respect to certain TSOH common shares you hold. You may receive additional Election Forms and/or Letters of Transmittal with respect to common shares of TSOH held by you in another manner or in another name. The deadline for submitting election forms is September 21, 2015 (the “Election Deadline”). To make a valid election, your election forms must be RECEIVED by the Computershare Trust Company, N.A. (the “Exchange Agent”) no later than 5:00 p.m., Eastern Time, on the date of the Election Deadline. If the Election Deadline is extended for any reason, both Farmers and TSOH will publicly announce the new Election Deadline.

Your TSOH Share Certificates:

Locate the listed certificates.

Certificate Numbers	Shares	Certificate Numbers	Shares

XXXX12345678	12345678901234	XXXX12345678	12345678901234

XXXX12345678	12345678901234	XXXX12345678	12345678901234

XXXX12345678	12345678901234	XXXX12345678	12345678901234

XXXX12345678	12345678901234	XXXX12345678	12345678901234

XXXX12345678	12345678901234	XXXX12345678	12345678901234

You hold more than 10 certificates, not all certificates can be listed on this form.

Other Certificate Total	Total Certificated Shares	Shares Held By Us	Total Shares
12345678901234	12345678901234	12345678901234	12345678901234

Complete the box(es) on the reverse side to make an election to receive for each of your TSOH common shares (i) 1.747 Farmers common shares (the “Stock Election”), or (ii) $14.20 in cash without interest (the “Cash Election”), each of which is subject to proration, adjustment and certain limitations as set forth in the Merger Agreement which are intended to ensure that 75% of the outstanding TSOH common shares are converted into the right to receive Farmers common shares at the rate of 1.747 Farmers common shares per TSOH common share (the “Stock Consideration”) and the remaining outstanding TSOH common shares are converted into the right to receive cash in the amount of $14.20 per TSOH common share (the “Cash Consideration”) (as also summarized in the Instructions). If no box is checked or you elect to make “No Election,” your TSOH common shares will be converted into the right to receive such proportion of the Stock Consideration or Cash Consideration as determined pursuant to the Merger Agreement.

ELECTION CHOICES

I hereby elect to receive the following as consideration for my TSOH common shares held in this account:

STOCK ELECTION (1.747 Farmers common shares for each TSOH common share)

☐	Mark this box to make a Stock Election with respect to ALL of your TSOH common shares.
☐	Mark this box to make a Stock Election with respect to the following number of your TSOH common shares. Please fill in the number of shares for which you would like to make a Stock Election.
CASH ELECTION ($14.20 in cash without interest for each TSOH common share)
☐	Mark this box to make a Cash Election with respect to ALL of your TSOH common shares.
☐	Mark this box to make a Cash Election with respect to the following number of your TSOH common shares. Please fill in the number of shares for which you would like to make a Cash Election.
NO ELECTION
☐	Mark this box to make no election with respect to ALL of your TSOH shares
YOU WILL BE DEEMED TO HAVE MADE “NO ELECTION” IF:

	A.	You fail to follow the instructions on the “Election Form and Letter of Transmittal” or otherwise fail properly to make an election;

	B.	A properly completed “Election Form and Letter of Transmittal,” together with your share certificate(s), confirmation of book-entry transfer or a properly completed Notice of Guaranteed Delivery, is not actually received by the Exchange Agent at or before the Election Deadline;

	C.	You properly and timely revoke a prior election without making a new election; or

	D.	You check the “No Election” box above

By making “No Election”, the form of consideration that you will receive as a result of the Merger will be determined by Farmers or, at Farmers’ direction, the Exchange Agent, in accordance with the terms of the Merger Agreement.

These elections will be subject to proration based on (i) a proration adjustment if Stock Consideration is oversubscribed and (ii) a proration adjustment if Stock Consideration is undersubscribed. The allocation procedures set forth in the Merger Agreement are intended to ensure that 75% of the outstanding TSOH common shares are converted into the right to receive Farmers common shares and the remaining outstanding TSOH common shares are converted into the right to receive cash.

No guarantee can be made that you will receive the amount of Stock Consideration or Cash Consideration that you elect. No guarantee can be made as to the value of the consideration received relative to the value of the TSOH common shares being exchanged. You are encouraged to obtain current market quotations for Farmers common shares when making your election.

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent at one of the addresses listed in the Election and Transmittal Information Booklet, together with your share certificate(s), confirmation of book-entry transfer or a properly completed Notice of Guaranteed Delivery, by the Election Deadline. Do not send your election materials to TSOH or Farmers.

SIGNATURE(S) REQUIRED. Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on share certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 5, 6, 7 and 8.

By signing below, I represent and warrant as follows:

(1) I have full power and authority to surrender the TSOH common shares represented by the share certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims and encumbrances. I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my TSOH common shares.

(2) I understand that neither surrender nor an election is made in acceptable form until receipt by the Exchange Agent of this Election Form and Letter of Transmittal, duly completed and manually signed, together with any certificate(s) representing TSOH common shares and all accompanying evidences of authority. I agree that all questions as to validity, form and eligibility of any surrender of the TSOH common shares will be determined by the Exchange Agent.

(3) I understand that I may not and shall not sell or otherwise transfer the TSOH common shares subject to this Election Form unless the Merger Agreement is terminated or I properly revoke this election prior to the Election Deadline.

(4) I acknowledge that, until I properly surrender the certificate(s) representing the TSOH common shares to which this Election Form and Letter of Transmittal relates or properly transfer such TSOH common shares in book-entry form, I will not receive any consideration issuable or payable in connection with the Merger. Delivery of such certificate(s) will be effected, and risk of loss and title to such certificate(s) will pass, only upon proper delivery thereof to the Exchange Agent in the appropriate manner to one of the addresses listed in the Election and Transmittal Information Booklet.

Sign and provide your tax ID number on the IRS Form W-9 provided herein (or the appropriate IRS Form W-8 if you are a non-U.S. stockholder, a copy of which can be obtained at www.irs.gov). See Instruction 9.

Signature of owner	Signature of co-owner, if any
Area Code/Phone Number

SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 6.

Unless the shares were tendered by the registered holder(s) of the common stock, or for the account of a member of a Eligible Institution, your signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature
Name of Firm

Address of Firm - Please Print